                                                                   Exhibit 23.1

                         INDEPENDENT AUDITORS' CONSENT


We consent to the use in this Registration Statement of BE Aerospace, Inc. on Form S-3 of our report dated April 19, 1996, appearing in the Prospectus, which is part of this Registration Statement, and to the reference to us under the heading "Experts" in such Prospectus.


Deloitte & Touche LLP


Costa Mesa, California
November 15, 1996